Elys Game Technology and Grand Central Announce License Approval in Washington, DC

Class B license model represents a potential paradigm shift for the sports betting market across the United States.

Washington, D.C. – September 1, 2021 – Elys Game Technology, Corp. (“Elys” or the “Company”) (Nasdaq:ELYS) (NEO:ELYS), an interactive gaming and sports betting technology company, and Grand Central LLC (“Grand Central”), an independently owned operator of the Grand Central Restaurant & Bar located in the Adams Morgan area of Washington, D.C., today announced the grant by the District of Columbia’s Office of Lottery and Gaming (OLG) of a Class B Operator license to Grand Central to operate a sportsbook within the Grand Central Restaurant & Bar and of a provisional Class B Standard Management Services Provider License to the Company in conjunction with management services to be provided to Grand Central.

The Grand Central venue will offer sports betting alongside food and beverages providing a unique customer experience and is believed to be the first sportsbook of its kind to be operated within an independently owned business establishment in the U.S. The Class B license allows a full-service sportsbook with no restrictions on maximum bets to be wagered and where all winnings can be redeemed on-site. Elys will provide Grand Central with the turn-key retail betting solution on POS and kiosk hardware as well as managed services to operate the sportsbook, including back-office and business intelligence, odds and event offerings, risk management and trading services, while both Elys and Grand Central will collaborate on customer-engagement campaigns, marketing, and co-branding ventures. To allow sufficient time for staff training and hardware installation, it is expected that wagering on sports will be offered at Grand Central in or around October 2021 with the on-premise mobile app to be launched in 2022.

“We have been a part of the vibrant Adams Morgan neighborhood since Grand Central opened in 2007,” stated Grand Central owner Brian Vasile. “We are looking forward to offering our customers an extraordinary experience to wager on their favorite teams while enjoying our signature dishes and beverages for lunch, dinner or gathering for team events and special games or even just dropping in to place a wager. We are very honored to have been approved as the first Class B licensed operator by the DC Office of Lottery and Gaming and believe that our establishment will serve as a showcase example for this operational model and a key role in the economic growth of this rooted residential and commercial neighborhood, as well as the greater DC area.”

“We are absolutely thrilled to be granted our first U.S. based sports wagering license and are looking forward to launching our Elys Gameboard US platform at Grand Central Restaurant & Bar, in Washington, DC. We also wish to recognise Brian Vasile, his partners and staff who worked tirelessly with our engineering team housed within our group technology subsidiary, Odissea, and our U.S. operations team to achieve this significant accomplishment,” stated Michele Ciavarella Elys’ Executive Chairman. “For ages, sports events and championship games have been consumed and enjoyed the most in restaurants and bars, and we believe that the unique Class B classification established by the DC Office of Lottery and Gaming will pioneer an entirely new and exciting vertical where sports wagering could elevate the dining and gathering experience at bars and restaurants throughout North America. We also believe that this model could be adopted across multiple states to support local and growing businesses, and that Grand Central can become the quintessential model for operating a sportsbook within a business that is accessible by all fans of sports.”

Mr. Ciavarella continued, “With a low-cost of deployment and high scalability, our leading-edge micro-services technology is perfectly suited to operate sportsbooks in the massive network of small businesses across Canada and the U.S., and we believe small businesses could be a major contributor to local and regional economic development for years to come. The addition of US Bookmaking is expected to serve a key role in the product offering and bookmaking at Grand Central as well as the potentially rapid expansion expected by Elys at small businesses across the country.”

Elys is operational in approximately 1,200 venues throughout Italy, in both online and retail channels and is now live in 5 states with 6 tribal casinos and a restaurant bar. The Company is planning to process applications to offer sports wagering through its leading-edge betting platform to large and small casinos and independent business venues in the U.S. and Canada representing one of the most exciting long-term growth opportunities for Elys. The provisional Standard Management Services Provider License granted to the Company expires August 26, 2022.

The Sports Wagering Lottery Amendment Act of 2018 legalized Sports Betting in the District and it became law on May 3, 2019. OLG regulates privately-operated sports wagering throughout the District, licensing and monitoring these operations and their gaming-related suppliers for compliance with applicable District and federal laws.

About Grand Central, LLC

Grand Central Restaurant & Bar, located at 2447 18th Street, NW, Washington, DC, is an independently owned and operated bar and grill founded in 2007. The establishment is well known for its classic American pub fare and televised sports viewing. Food and beverage service hours are 11:00 am to 2:00 am Sunday through Thursday and 11:00 am to 3:00 am Friday and Saturday while the Grand Central sportsbook will open seven days a week, from 10:00 am to 1:00 am.

Additional information is available on the Grand Central website at www.grandcentraldc.com and can be followed on Twitter and Instagram at @grandcentraldc.

About Elys Game Technology, Corp.

Elys Game Technology, Corp., is a B2B global gaming technology company operating in multiple countries worldwide, with B2C online and land-based gaming operations in Italy. In Italy, Elys offers its clients a full suite of leisure gaming products and services, such as sports betting, e-sports, virtual sports, online casino, poker, bingo, interactive games and slots.

The Company’s innovative wagering solution services online operators, casinos, retail betting establishments and franchise distribution networks. Additional information is available on our corporate website at www.elysgame.com.

Investors may also find us on Twitter @ELYS_gaming.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements and include statements regarding the Class B license model representing a potential paradigm shift for the sports betting market across the United States, the Grand Central venue being the first sportsbook of its kind to operate in an independently owned business establishment in the U.S., wagering on sports being offered at Grand Central in or around October 2021, the on-premise mobile app launched by 2022, Grand Central serving as a showcase example for the Class B license operational model and providing a key role in economic growth of its neighborhood, the unique Class B classification established by the DC Office of Lottery and Gaming pioneering an entirely new and exciting vertical for sports wagering throughout North America, adopting the sportsbook within a business license model across multiple states to support local and growing businesses, the small business market being a major contributor to local and regional economic development for years to come and the addition of US Bookmaking serving a key role in the product offering and bookmaking at Grand Central, the potentially rapid expansion expected by Elys at small businesses across the country, and the Company’s plans to process applications to offer sports wagering through its betting platform to large and small casinos and independent business venues in the U.S. and Canada. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to capitalize on the potential paradigm shift the Class B license model represents for the sports betting market across the United States, the Company’s ability to offer wagering on sports at Grand Central in or around October 2021 and the on-premise mobile app launched by 2022 as planned, the Company’s ability to use the Grand Central venue as a showcase example for the Class B license operational model, the Company’s ability to use the Class B classification established by the DC Office of Lottery and Gaming to pioneer an entirely new and exciting vertical for sports wagering throughout North America, the Company’s ability to implement the sportsbook within a business model across multiple states, the ability of US Bookmaking to serve a key role in the product offering and bookmaking at Grand Central, the Company’s ability to process applications to offer sports wagering through its betting platform to large and small casinos and independent business venues in the U.S. and Canada as planned, the duration and scope of the COVID-19 outbreak worldwide, including the impact to state and local economies, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its subsequent filings with the U.S. Securities and Exchange Commission, including subsequent periodic reports on Form 10-Q and current reports on Form 8-K. The information in this release is provided only as of the date of this release, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events, except as required by law.

Contact:

Elys Game Technology, Corp.

Michele Ciavarella, Executive Chairman

Tel: 1-628-258-5148

Email: m.ciavarella@elysgame.com